UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 16, 2017 (August 10, 2017)

Ecoark Holdings, Inc.

Exact name of registrant as specified in its charter

Nevada	000-53361	30-0680177
State or other jurisdiction of incorporation or organization	Commission File Number	I.R.S. Employer Identification No.

3333 S. Pinnacle Hills Parkway Suite 220 Rogers, Arkansas	72758
(Address of principal executive offices)	(Zip Code)

(479) 259-2977

(Registrants’ telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition

On August 10, 2017, Ecoark Holdings, Inc. (the “Company”) held a conference call to discuss business updates for the Company, which included information about the Company’s results of operations and financial condition for the three months ended June 30, 2017. A transcript of the call is furnished as Exhibit 99.1.

The information in this Current Report on Form 8-K, including the exhibit attached hereto, is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference into any filing under the Securities Act of 1933, as amended, except as may be expressly set forth in any such filing by specific reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Transcript of Ecoark Holdings, Inc. Business Update Call, dated August 10, 2017

This Form 8-K and the transcript furnished herewith may include statements that are “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, including, without limitation, statements concerning the business and possible or assumed future results of operations of the Company and its subsidiaries; statements about the Company’s ability to complete, and the potential impacts of completing, potential strategic options regarding Zest Labs, including but not limited to a potential spin-off of Zest Labs; statements concerning the acquisitions and divestiture strategies of the Company; and other statements concerning the potential future plans and potential future operations of the Company and its subsidiaries. All statements herein or in the exhibit hereto other than statements of historical fact are "forward-looking statements,” which involve risks and uncertainties and are only predictions. Actual events or results may differ materially from those contemplated by forward-looking statements for a variety of reasons, including but not limited to: access to growth capital on favorable terms; adverse economic changes affecting markets we serve; competition in our markets and industry segments; our timing and the profitability of entering new markets; greater than expected costs, customer acceptance of our products, or difficulties related to our integration of the businesses we may acquire; and other risks and uncertainties as may be detailed from time to time in our public announcements and SEC filings. In addition, we do not know whether any particular strategic options being explored related to Zest Labs, including but not limited to a potential spin-off, will actually be completed or the potential impacts of those strategic options, and our ability to complete any strategic options related to Zest Labs will depend on a significant number of factors, including those identified in the previous sentence, and a number of other unknown factors that are outside of our control. There also may be additional risks that the Company does not presently know or that it currently believes are immaterial which could also impair its business and results of operations. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Additional information regarding factors that could materially affect results and the accuracy of the forward-looking statements contained herein, or the transcript furnished herewith, may be found in the transcript and in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016, filed with the SEC on March 15, 2017, and subsequent filings with the SEC.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Ecoark HOLDINGS, INC.

By:	/s/ Stephen Dacus
Name:	Stephen Dacus
Title:	General Counsel

Dated: August 16, 2017

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Transcript of Ecoark Holdings, Inc. Business Update Call, dated August 10, 2017

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